Motors Liquidation Company, et al. v. JP Morgan Chase Bank, N.A., et al., (Case No. 09-00504) is pending in the United States Bankruptcy Court for the Southern District of New York. On or about May 20, 2015, the Official Committee of Unsecured Creditors of General Motors Corporation (the “Creditors Committee”) filed its First Amended Adversary Complaint (“FAAC”) in the United States Bankruptcy Court for the Southern District of New York against certain bondholders of General Motors Corporation, n/k/a Motors Liquidation Co. (“GM”). In the Adversary Proceeding, the Creditors Committee names a number of GM bondholders as defendants, including Ivy High Income Fund (the “High Income Fund”). The FAAC alleges that the High Income Fund and other defendants received payment in full for all amounts due and outstanding under certain General Motors Corporation bonds (the “GM Bonds”), as to which JPMorgan Chase Bank, N.A. (“JPMorgan”) served as administrative agent. The FAAC alleges that a lien securing the GM bonds at issue was released prior to GM’s bankruptcy petition, and therefore the bondholders (including the High Income Fund) were improperly paid in full as secured creditors under GM’s post-bankruptcy financing plan approved by the Bankruptcy Court. The claims seek to avoid and recover those payments pursuant to Sections 544(a) and 549 of the United States Bankruptcy Code. Following an agreement to resolve all matters in the litigation, the parties moved the court for entry of an order approving the settlement agreement. The settlement agreement does not contemplate recovery of the amounts paid to Ivy High Income Fund that were challenged as improper.

Series name: Ivy High Income Fund

Series identification number: S000006289